Enliven Therapeutics Reports Second Quarter 2023 Financial Results and Highlights Recent Company Progress

Continued progress of parallel lead programs, ELVN-001 and ELVN-002, through dose escalation in Phase 1 trials, with initial proof of concept data for both programs expected in 2024

Strong balance sheet, closing the quarter with $278 million in cash, cash equivalents and marketable securities

BOULDER, Colo., August 10, 2023 (GLOBE NEWSWIRE) -- Enliven Therapeutics, Inc. (Enliven) (Nasdaq: ELVN), a clinical-stage precision oncology company focused on the discovery and development of next-generation small molecule kinase inhibitors, today reported financial results for the second quarter ended June 30, 2023 and provided a business update.

“We are pleased with the continued progress this quarter across our parallel lead programs,” said Sam Kintz, MBA, Enliven’s Co-founder, President and Chief Executive Officer. “The Phase 1 trials of ELVN-001 and ELVN-002 are advancing through dose escalation, and we look forward to reporting initial proof of concept data for both programs in 2024. Our team is focused on executing these clinical trials and enthusiastic to show their potential to help patients with CML and HER2-driven cancers.”

Recent Business Highlights and Upcoming Milestones

Research and Development Highlights

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ELVN-001 and ELVN-002: Patient enrollment and dose escalation continue to progress in the Phase 1 clinical trial evaluating ELVN-001 in adults with chronic myeloid leukemia (CML) (NCT05304377) and the Phase 1 clinical trial evaluating ELVN-002 in patients with solid tumors with HER2 alterations (NCT05650879). Initial safety and efficacy data from the Phase 1a trials are expected to be reported in 2024.

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Pipeline: Selected a product candidate for the Company’s third program, with more information to be disclosed in 2024. Enliven continues to actively pursue multiple additional early-stage discovery programs.

Second Quarter 2023 Financial Results

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Cash Position: As of June 30, 2023, the Company had cash, cash equivalents and marketable securities totaling $277.9 million.

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Research and development (R&D) expenses: R&D expenses were $15.2 million for the second quarter of 2023, compared to $7.9 million for the second quarter of 2022.

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General and administrative (G&A) expenses: G&A expenses for the second quarter of 2023 were $5.0 million, compared to $1.1 million for the second quarter of 2022.

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Net Loss: Enliven reported a net loss of $16.7 million for the second quarter of 2023, compared to a net loss of $8.9 million for the second quarter of 2022.

About Enliven Therapeutics

Enliven Therapeutics is a clinical-stage biopharmaceutical company focused on the discovery and development of small molecule inhibitors to help patients with cancer not only live longer, but better. Enliven aims to address existing and emerging unmet needs with a precision oncology approach that improves survival and enhances overall patient well-being. Enliven’s discovery process combines deep insights in clinically validated biological targets and differentiated chemistry to design potentially first-in-class or best-in-class therapies. Enliven is based in Boulder, Colorado.

Forward-Looking Statements

This press release contains forward-looking statements (including within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended (Securities Act)) concerning Enliven and other matters. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the management of Enliven, as well as assumptions made by, and information currently available to, management of Enliven. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions or the negative or plural of these words, or other similar expressions that are predictions or indicate future events or prospects, although not all forward-looking statements contain these words. Statements that are not historical facts are forward-looking statements. Forward-looking statements in this press release include, but are not limited to, statements regarding the potential of, and plans and expectations regarding, Enliven’s programs, including ELVN-001, ELVN-002, Enliven’s third program and its early-stage discovery programs; the expected timing of initial results for ELVN-001 and ELVN-002; the expected timing of disclosure of more information on Enliven’s third program; and statements by Enliven’s Co-founder, President and Chief Executive Officer. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the limited operating history of Enliven; the significant net losses incurred since its inception; the ability to advance product candidates through preclinical and clinical development; the ability to obtain regulatory approval for, and ultimately commercialize, product candidates; the outcome of preclinical testing and early clinical trials for product candidates and the potential for the results of clinical trials to differ from preclinical, preliminary, initial or expected results; the risk of significant adverse events, toxicities or other undesirable side effects; Enliven’s limited resources; Enliven’s ability to obtain additional capital to finance its operations; the decision to develop or seek strategic collaborations to develop Enliven’s current or future product candidates in combination with other therapies and the related costs associated with running combination trials; Enliven’s lack of experience in developing a product candidate through commercialization; the ability to attract, hire, and retain skilled executive officers and employees; the ability of Enliven to protect its intellectual property and proprietary technologies; the scope of any patent protection Enliven obtains or the loss of any of Enliven’s patent protection; developments relating to Enliven’s competitors and its industry, including competing product candidates and therapies; reliance on third parties, including contract manufacturing organizations and contract research organizations; general economic and market conditions; and other risks and uncertainties, including those more fully described in Enliven’s filings with the Securities and Exchange Commission (SEC), including additional risks which may be found in the section entitled “Risk Factors” in Enliven’s Annual and Quarterly Reports on Form 10-K and 10-Q filed with the SEC and in Enliven’s future reports to be filed with the SEC. Except as required by applicable law, Enliven undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

This press release contains hyperlinks to information that is not deemed to be incorporated by reference into this press release.

Contact:

Enliven Investors & Media:

Argot Partners

Enliven@argotpartners.com

Enliven Therapeutics, Inc.

Selected Condensed Consolidated Financial Information

(in thousands, except per share data)

(unaudited)

Statements of Operations	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Operating expenses:
Research and development	$15,183	$7,937	$27,063	$14,996
General and administrative	4,951	1,079	9,489	2,698
Total operating expenses	20,134	9,016	36,552	17,694
Loss from operations	(20,134)	(9,016)	(36,552)	(17,694)
Other income (expense), net	3,413	127	5,107	136
Net loss	$(16,721)	$(8,889)	$(31,445)	$(17,558)
Net loss per share, basic and diluted	$(0.41)	$(2.86)	$(1.05)	$(5.87)
Weighted-average shares outstanding, basic and diluted	40,961	3,104	29,862	2,991

Balance Sheets			June 30,	December 31,
			2023	2022
Assets
Current assets:
Cash, cash equivalents and marketable securities			$277,865	$75,536
Prepaid expenses and other current assets			5,310	2,217
Total current assets			283,175	77,753
Property and equipment, net			867	890
Operating lease right-of-use assets			475	626
Deferred offering costs			524	3,975
Restricted cash			54	54
Other long-term assets			3,406	—
Total assets			$288,501	$83,298
Liabilities, Convertible Preferred Stock and Stockholders' Equity (Deficit)
Current liabilities:
Accounts payable			$2,843	$3,438
Accrued expenses and other current liabilities			6,304	6,277
Total current liabilities			9,147	9,715
Long-term liabilities			360	659
Total liabilities			9,507	10,374
Convertible preferred stock			—	149,749
Stockholders' equity (deficit)			278,994	(76,825)
Total liabilities, convertible preferred stock and stockholders' equity (deficit)			$288,501	$83,298